UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2005 (April 4, 2005)

TRAFFIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27046	22-3322277
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Blue Hill Plaza, Pearl River, New York	10965
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (845) 620-1212

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

                On April 4, 2005, the Company distributed a press release announcing that its Board of Directors declared a dividend of $.08 per share to shareholders of record as of May 1, 2005, payable on or about May 10, 2005.  A copy of the release is filed herewith as an exhibit.

                On April 6, 2005, the Company distributed a press release announcing that it has scheduled the release of its first quarter 2005 financial results for Thursday, April 14, 2005 before the market opens and will host a conference call at 10:00 am EDT that morning wherein management will discuss the results and review operational highlights and other business developments.

Item 9.01.  Financial Statements and Exhibits

                Exhibit 99.1 — Press Release dated April 4, 2005

                Exhibit 99.2 — Press Release dated April 6, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAFFIX, INC.

Dated: April 6, 2005
	By:	/s/ Daniel Harvey
Daniel Harvey, CFO